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                                                                    EXHIBIT 10.2


                                 TRUST AGREEMENT


THIS TRUST AGREEMENT is made and entered into as of the 20th day of February, 2001 by and between The Men's Wearhouse, Inc. ("Company") and American Express Trust Company ("Trustee").

                                    RECITALS

FIRST: The Company has established The Men's Wearhouse, Inc. 401(k) Savings Plan (the "Plan"); and

SECOND: The Company has previously established a trust to fund benefits under the Plan; and

THIRD: The Company desires to amend and restate the Trust and to continue with American Express Trust Company as Trustee hereunder;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

1.1    Incorporation of Definitions Used in Plan

       Unless otherwise defined herein, the definitions stated in the Plan, as defined in Section 1.2 of this Agreement, are hereby incorporated by reference into this Trust Agreement.

1.2    Definitions of Terms

       (a) "Administrator" means the Committee appointed by the Board of Directors to administer the Plan

       (b) "Business Day" means any day the New York Stock Exchange is open for business.

       (c) "Code" means the Internal Revenue Code of 1986, as amended, or its successor.

       (d) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or its successor.

       (e) "Investment Funds" mean the investment funds designated by the Company or the Administrator pursuant to Section 4.2 of this Trust Agreement.



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       (f)    "Investment Manager" means the person appointed pursuant to
              Section 4.3 of this Trust Agreement to manage all or a portion of the assets of the Trust Fund.

       (g) "Plan" means the Men's Wearhouse, Inc. 401(k) Savings Plan, as from time to time amended.

       (h) "Trust Fund" means the fund maintained pursuant to this Trust Agreement for the exclusive purpose of funding the Plan as provided herein.

       (i)    "Valuation Date" means each Business Day.

                                    ARTICLE 2
                                   TRUST FUND

2.1    Title

       The title of the trust created by this Trust Agreement is the Men's Wearhouse, Inc. 401(k) Savings Plan Trust (the "Trust").

2.2    Trust Fund

       The Trust Fund shall consist of such sums of money or other property as shall from time to time be paid or delivered to the Trustee pursuant to the Plan, plus all income and gains, less losses, distributions and expenses chargeable thereto. The Trust Fund shall be held in trust and dealt with in accordance with the provisions of this Trust Agreement.

2.3    Tax Status of Trust

       The Company intends by this Trust Agreement to create a trust forming a part of the Plan which shall meet the requirements for qualification under section 401(a) of the Code and which shall be exempt from tax pursuant to section 501(a) of the Code.

2.4    Appointment of and Acceptance by Trustee

       The Company hereby appoints American Express Trust Company as nondiscretionary trustee of the Trust. The Trustee shall function as a directed Trustee as defined in Section 403(a) of ERISA. American Express Trust Company hereby accepts the Trust imposed upon it by this Trust Agreement and covenants and agrees to perform the same as herein expressed.

2.5    Right of the Company to Trust Assets

       The Company shall have no rights or claims of any nature in or to the Trust Fund.

2.6    Exclusive Benefit of Members and Beneficiaries

       (a) Notwithstanding anything to the contrary contained in this Trust Agreement, or in any amendment thereto, it shall be impossible, except as otherwise provided under ERISA, at any time prior to the satisfaction of all liabilities with respect to the



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              Members and Beneficiaries of the Plan, for any part of the Trust
              Fund, other than such part as is required to pay taxes and expenses of administration of the Plan and the Trust (including the payment of Trustee's fees), to be used for, or diverted to, purposes other than for the exclusive benefit of the Members and Beneficiaries.

       (b) The Company shall have no beneficial interest in the assets of the Trust, and no part of the Trust shall ever revert to or be repaid to the Company, directly or indirectly, except that upon written request, the Company shall have a right to recover:

              (1) a contribution to the Plan made by mistake of fact if such contribution (to the extent made by mistake of fact) is returned to the Company within one year after payment of such contribution;

              (2) a contribution to the Plan which is disallowed as a deduction under section 404 of the Code if such contribution (to the extent disallowed) is returned to the Company within one year after the deduction is disallowed;

              (3) any residual assets due to a section 415 excess contribution upon termination of the Plan if all liabilities of the Plan to Members and their Beneficiaries have been satisfied and the reversion does not contravene any provision of law;

              (4) a return of excess employee or employer matching contributions to comply with the Contribution Percentage Test; and

              (5) a return of excess salary deferral contributions to comply with the Actual Deferral Percentage Test.

2.7    Administrator Shall Direct Trustee

       Company authorizes the Administrator to direct and instruct Trustee as provided in this Agreement.

                                    ARTICLE 3
                CONTRIBUTIONS TO AND DISTRIBUTIONS FROM THE TRUST

3.1    Receipt of Contributions

       The Trustee shall receive and hold as part of the Trust Fund such assets of the Plan as may be transferred to it from time to time and any contributions to the Plan made to the Trust Fund from time to time. The Trustee shall not be required to determine that any contributions, or the timing of such contributions, are in compliance with the Plan, ERISA or the Code, and shall be accountable only for the funds actually received by it. In the case of assets transferred from another trustee or any other fiduciary, the Trustee shall not be responsible for any actions or inactions of such trustee or other fiduciary either prior to or after the transfer of Trust Fund assets. Company represents that any such assets, from time to time so transferred, were part of a qualified trust at the time of the transfer.



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3.2    Distributions to Members

       The Trustee, upon the written direction of the Administrator or by any other method authorized by the Administrator and agreed to by the Trustee, shall make distributions from the Trust Fund to such persons, in such manner, in such amounts (but not exceeding the then value of the Trust Fund), and for such purposes as may be specified in the direction of the Administrator. The Trustee may reserve from a distribution such reasonable amounts as the Trustee shall deem necessary to pay its expenses and any income, estate, inheritance or other tax, charge or assessment attributable to a distribution or may require such release from a taxing authority or such indemnification from the distributee as the Trustee shall deem necessary for the protection of the Trustee.

       The Trustee shall not be liable for making any distribution, failing to make any distribution, or discontinuing any distribution on the direction of the Administrator, or for failing to make any distribution by reason of the Administrator's failure to direct that such distribution be made, except to the extent required by ERISA, and any other state or federal law applicable, under which liability cannot be waived. The Trustee has no duty to inquire whether any direction or absence of direction is in conformity with the provisions of the Plan or whether it is made in good faith without actual notice or knowledge of the changed condition or status of any recipient. The Company warrants that all such directions are and shall be in accordance with the provisions of the Plan with respect to which such distribution is made. The Trustee shall not be required to determine or make any investigation to determine the identity or mailing address of any person entitled to benefits under the Plan, and shall be discharged of any obligation in that respect when the Trustee shall have sent checks and other papers by regular mail, postage prepaid, to such persons and at such addresses as may be furnished by the Company.

                                    ARTICLE 4
                          INVESTMENT OF THE TRUST FUND

4.1    Title to Assets

       The Trustee is vested with title to all the assets of the Trust Fund and shall have full power and authority to do all acts necessary to carry out its duties hereunder. Members, former Members, and Beneficiaries shall not have any right or interest in the Trust Fund except as provided in the Plan. Prior to the time of distribution, neither a Member, former Member, nor a Beneficiary (nor a legal representative of a Member, former Member, or a Beneficiary) shall have any right, by way of anticipation or otherwise, to assign, encumber, or in any manner dispose of any interest in the Trust except as permitted under the Plan or as required by law or directed by a court of competent jurisdiction.

4.2    Direction

       (a) The Administrator will direct the Trustee as to the Investment Funds to be established for investment of Trust Fund assets in accordance with the provisions of the Plan. Except for those Investment Funds that are mutual funds or that are under the investment control of an Investment Manager, the Company or the Administrator



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              shall exercise exclusive investment direction and control of the
              Investment Funds. To such extent: (1) the Company or the Administrator shall have the power and authority to invest, acquire, manage or dispose of the assets of the Trust Fund and to direct the Trustee with respect to the investment, reinvestment and sale of such assets; and (2) the Trustee does not have any duty to question any direction, to review any securities or other property, or to make any suggestions in connection therewith. The Trustee will promptly comply with any direction given by the Company or the Administrator.

       (b) The Trustee shall invest in the Investment Funds in accordance with investment directions given by the Members, former Members, and Beneficiaries for whose accounts such assets are held, to the extent so provided for in the Plan. All such directions by the Members, former Members, or Beneficiaries to the Trustee will be made in writing or by telephone or in such other manner as is acceptable to the Trustee. Members and Beneficiaries will be deemed fiduciaries for purposes of such investment selection.

       (c) Where the Company or the Administrator, a Member, former Member, a Beneficiary or an Investment Manager (except the Trustee as Investment Manager of any assets as provided herein), has the power and authority to direct the investment of any assets of the Trust Fund, the Trustee does not have any duty to question any direction, to review any securities or other property, or to make any suggestions in connection therewith. The Trustee will promptly comply with any direction given by the Company or the Administrator, a Member, former Member, a Beneficiary or Investment Manager.

       (d) The Trustee will not be liable in any manner or for any reason for any loss or other unfavorable investment results arising from its compliance with direction under this Section, nor be liable for failing to invest any assets of the Trust Fund under the management and control of the Company or the Administrator, a Member, a Beneficiary or an Investment Manager in the absence of investment directions regarding such assets, so long as the Trustee acts in good faith and in accordance with the responsibilities, obligations and duties placed on it under ERISA.

4.3    Investment Managers

       (a) The Company has the power and authority to appoint one or more Investment Managers as defined in and subject to the requirements of ERISA. Each Investment Manager so appointed will have the power and authority to invest, acquire, manage or dispose of the assets of the Trust Fund under its management and to direct the Trustee with respect to the investment, reinvestment and sale of such assets.

       (b) If the Company elects to delegate investment authority for the assets of all or any portion of the Trust Fund to an Investment Manager pursuant to subsection (a), the Company will inform the Trustee in writing of such designation and such written notice shall describe the portion of the Trust Fund affected. Upon receipt of such



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              notice, the Trustee will be obligated to follow the investment directions of the Investment Manager with respect to the assets of the specified portion of the Trust Fund until the Trustee receives written notice that such Investment Manager has resigned or has been removed or replaced by the Company. The Trustee will not be a party to any agreement between the Company and an Investment Manager, and will have no responsibility with respect to the terms and conditions of such agreement.

       (c) In exercising its authority to delegate investment authority to an Investment Manager, the Company shall have the duty, responsibility and power to (i) examine and analyze the performance of prospective Investment Managers; (ii) select an Investment Manager or Managers; (iii) determine the portion of the Trust Fund that will be under the management of each Investment Manager; (iv) issue appropriate instructions to the Trustee and to each Investment Manager regarding the allocation of investment authority; (v) review the performance of each Investment Manager at periodic intervals; and (vi) remove any Investment Manager when the Company deems such removal to be necessary or appropriate.

       (d) All directions by an Investment Manager to the Trustee concerning the investment, reinvestment, sale or management of assets of the Trust Fund will be made, in writing or in such other manner as is acceptable to the Trustee, by such person or persons as the Investment Manager designates in writing to the Trustee from time to time.

       (e) An Investment Manager who engages any investment advisor or investment counselor that it deems necessary or appropriate, may provide that directions concerning the investment and reinvestment of the assets of the Trust Fund under its management and control to be made directly to the Trustee by such advisor or counselor as the Investment Manager's agent; provided, however, that prior to any such direction by the investment advisor or investment counselor, the Trustee receives written notice from the Investment Manager that the directions of such agent will be considered the directions of the Investment Manager and that the Investment Manager will be responsible for the directions of such agent.

       (f) If an Investment Manager resigns or is removed by the Company, the Company will notify the Trustee in writing of such resignation or removal. Upon actual receipt of such notice, the power and authority to invest and reinvest the assets of the Trust Fund formerly under the control and management of the Investment Manager will return to the Company unless the Company indicates that a successor Investment Manager has been appointed with respect to such assets.

       (g) The fees and expenses of each Investment Manager, except to the extent paid by the Company, shall be paid from the Trust Fund. The Trustee may request a representation from the Company that such payments are allowed under ERISA.



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4.4    Investment in a Collective Fund

       When so directed by the Company or the Administrator or pursuant to investment directions given by Members, former Members, or Beneficiaries pursuant to Section 4.2, the Trustee shall invest and reinvest all or a portion of the Trust Fund through any common or collective trust fund or pooled investment fund, including collective investment funds maintained by American Express Trust Company or its successor, for the collective investment of funds held by it in a fiduciary capacity. The 2000 Amended and Restated Declaration of Trust creating the American Express Trust Collective Investment Funds for Employee Benefit Trusts ("Declaration of Trust") is hereby incorporated by reference and made a part of this Agreement. Notwithstanding any other provision of this Agreement, the Trustee may commingle the designated assets from the Trust Fund with the money of trusts created by others, by causing such assets to be invested as a part of any one or more of the collective funds created by the others' declaration of trust and assets of this Trust Fund so added to any of the collective funds at any time shall be subject to all of the provisions of the declaration of trust as it is amended from time to time.

4.5    Trustee as Investment Manager

       The Company hereby appoints Trustee to serve as Investment Manager with respect to the Investment Funds set forth in Exhibit A, which Exhibit may be amended from time to time (said Investment Funds hereinafter referred to as the "Account"):

       Trustee shall have full discretionary authority to formulate and execute an investment program for the management and investment of the Account, including the authority to:

       (a) buy, sell, exchange, convert or otherwise trade in any stocks, bonds and other investments including money market instruments and investment contracts; and

       (b) place orders for the execution of such investment transactions with or through such brokers, dealers or issuers as Trustee may select; and

       (c) request the issuance of average price confirmations by participating brokers.

       Such authority shall be subject to the terms and conditions of this Agreement, the provisions of the Declaration of Trust with respect to any assets in the collective funds as provided in Section 4.4 of this Trust Agreement and any written investment objectives and guidelines that are executed by the Company and accepted by the Trustee. Such guidelines, including the attached Exhibit B, are incorporated herein by reference.

       To the extent the Trustee is an Investment Manager, it shall invest and reinvest the principal and income of the Account with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Trustee acknowledges that it is a fiduciary with respect to Plan assets for which it is an Investment Manager.



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                                    ARTICLE 5
                                TRUSTEE'S POWERS

5.1    Powers Exercisable by the Trustee in its Sole Discretion

       In addition to all other powers and authorities elsewhere in this Agreement specifically granted to the Trustee, the Trustee shall have the following powers and authority, to be exercised in its sole discretion:

       (a) To keep any or all securities or other property in the name of a nominee with or without power of attorney for a transfer or in its own name without disclosing its capacity, or in bearer or book-entry form.

       (b) To make, execute, acknowledge and deliver any and all instruments deemed necessary or appropriate to carry out the powers herein granted.

       (c) To employ suitable agents, including, but not limited to, auditors, actuaries, accountants, and legal and other counsel, and to pay their expenses and reasonable compensation for services to the Trust from the Trust Fund. The Trustee may from time to time consult with legal counsel who may, but need not be, legal counsel for the Company and shall be fully protected in acting or refraining from acting upon the advice of any counsel with respect to legal questions.

       (d) To settle securities trades through a securities depository that utilizes an institutional delivery system, in which event the Trustee may deliver or receive securities in accordance with appropriate trade reports or statements given to the Trustee by such depository.

5.2 Powers exercisable by the Trustee, Subject to the Direction of the Company or the Administrator, or an Investment Manager

       The Trustee will exercise the following powers upon the direction of the Company or the Administrator, or the designated Investment Manager.

       (a) To invest and reinvest Trust Fund assets in common stocks, preferred stocks, bonds, notes, debentures, mortgages, insurance policies, individual or group annuity contracts, investment contracts, commercial paper, fixed time deposits, money market instruments, mutual funds, collective investment funds or other investments, including investments offered by the Trustee or its affiliates.

       (b) To invest and reinvest in stocks and other securities issued by the Company or any subsidiary or affiliate thereof.

       (c) To borrow money for the purposes of this Trust upon such terms and conditions as deemed appropriate, and to obligate the Trust Fund for repayment.



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       (d)    To hold cash uninvested and unproductive of income or deposit same with any banking or savings institution, including its own banking department or the banking department of an affiliate.

       (e) To exercise any or all conversion and subscription rights with respect to properties held in the Trust Fund.

       (f) To hold, acquire, or invest up to 100% of the Trust assets in qualifying Employer securities as defined in section 407(d)(5) of ERISA or qualifying Employer real property as defined in section 407(d)(4) of ERISA (or both) so long as the purchases are made in accordance with the provisions of ERISA.

       (g) To pool all or any of the assets of the Trust with assets belonging to any other employee benefit trust created by the Company or an affiliate of the Company, and to commingle such assets and make joint or common investment carry joint accounts on behalf of the Trust and such other trust or trusts, and allocated undivided shares or interest in such investments or accounts or in any pooled assets to the two or more trusts in respect to their respective interests in the pooled investment.

5.3    Powers Exercisable by the Trustee Only Upon the Direction of the
       Administrator

       Upon the direction of the Administrator, the Trustee will accept, compromise or otherwise settle any claims by or against the Trust Fund or disputed liabilities due to or from the Trustee with respect to the Trust Fund, including any claim that may be asserted for taxes under present or future laws, or to enforce or contest the same by appropriate legal proceedings.

5.4    Proxies and other Incidents of Ownership

Funds Other Than Company Stock

         The Trustee shall deliver or cause to be delivered, to the Administrator or the designated Investment Manager, all notices, prospectuses, financial statements, proxies and proxy soliciting materials relating to investments, other than Company Stock, held hereunder. Except for those Trust Fund assets for which American Express Trust is the Investment Manager, the Trustee shall not vote any proxy or tender offer election, participate in any voting trust, exercise any option or subscription right or join in, dissent from or oppose any merger, reorganization, consolidation, liquidation or sale with respect to any asset held hereunder except in accordance with the timely written instructions of the Administrator. If no such written instructions are received, such proxies elections and voting trust votes shall not be voted; such options or subscription rights shall not be exercised; and such mergers, reorganizations, consolidation, liquidations or sales shall not be joined, dissented from or opposed.



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COMPANY STOCK

       (a) VOTING OF COMPANY STOCK. When the Company files preliminary or final proxy solicitation materials with the Securities and Exchange Commission, the Company shall cause a copy of all materials to be simultaneously sent to the Trustee. Based on these materials, the Trustee shall prepare a voting instruction form. At the time of mailing of notice of each annual or special stockholders' meeting of the Company, the Company shall cause a copy of the notice and all proxy solicitation materials to be sent to each Member with an interest in Company Stock held in the Trust, together with the foregoing voting instruction form to be returned to the Trustee or its designee. The form shall show the number of full and fractional shares of the Company Stock credited to each Member's or former Member's Account. The Company shall provide the Trustee with a copy of any materials provided to the Members and shall certify to the Trustee that the materials have been mailed or otherwise sent to the Members and former Members.

       Each Member and former Member with an interest in Company Stock held in the Trust shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the number of shares of the Company Stock reflecting such Member's or former Member's proportional interest in the Company Stock held in the Trust. Directions from a Member or former Member to the Trustee concerning the voting of the Company Stock shall be communicated in writing, or by mailgram or similar means. These directions shall be held in confidence by the Trustee and shall not be divulged to the Company, or any officer or employee thereof, or any other person except to the extent that the Company must have the safeguarded information in order to comply with federal laws or state laws not preempted by ERISA. Upon its receipt of the directions, the Trustee shall vote the shares of the Company Stock reflecting the Member's or former Member's proportional interest in the Company Stock held in the Trust as directed by the Member or former Member. The Trustee shall vote shares of the Company Stock reflecting such Member's or former Member's proportional interest in the Company Stock held in the Trust for which it has received no directions from the Member or former Member in the same proportion on each issue as it votes those shares for which it received voting directions from Members and former Members. The Trustee shall vote shares of the Company Stock not credited to Members' or former Members' Accounts in the same proportion on each issue as it votes those shares credited to Members' and former Members' Accounts for which it received voting directions from Members and former Members.

       (b) TENDER OFFERS. Upon commencement of a tender offer for any securities held in the Trust that are the Company Stock, the Company shall notify each Member and former Member of the tender offer and utilize its best efforts to timely distribute or cause to be distributed to each Member and former Member the same information that is distributed to other stockholders of the Company in connection with the tender offer, and, after consulting with the Trustee, shall provide and pay for a means by which the Member or former Member may direct the Trustee whether or not to tender the Company Stock credited to the Member's or former Member's Accounts. The Company shall provide the Trustee with a copy of any material provided to the Members and former Members and shall certify to the Trustee that the materials have been mailed or otherwise sent to Members and former Members.



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       Each Member and former Member shall have the right to direct the Trustee to tender or not to tender some or all of the shares of the Company Stock reflecting his proportional interest in the Company Stock held in the Trust. Directions from a Member or former Member to the Trustee concerning the tender of the Company Stock shall be communicated in writing, or by mailgram or such similar means as is agreed upon by the Trustee and the Company under the preceding paragraph. These directions shall be held in confidence by the Trustee and shall not be divulged to the Company, or any officer or employee thereof, or any other person except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder. The Trustee shall tender or not tender shares of Company Stock as directed by the Member or former Member. To the extent that Members or former Members fail to affirmatively direct the Trustee or fail to issue valid directions to the Trustee to tender shares of the Company Stock credited to their Accounts, those Members or former Members will be deemed to have instructed the Trustee not to tender those shares. Accordingly, the Trustee shall not tender shares of Company Stock credited to a Member's or former Member's Accounts for which it has received no directions or invalid directions from the Member or former Member.

       The Trustee shall tender that number of shares of the Company Stock not credited to Members' or former Members' Accounts which is determined by multiplying the total number of shares of the Company Stock not credited to Members' or former Members' Accounts by a fraction of which the numerator is the number of shares of the Company Stock credited to Members' or former Members' accounts for which the Trustee has received valid directions from Members or former Members to tender (which directions have not been withdrawn as of the date of this determination) and of which the denominator is the total number of shares of the Company Stock credited to Members' or former Members' Accounts.

       A Member or former Member who has directed the Trustee to tender some or all of the shares of the Company Stock credited to the Member's or former Member's Accounts may, at any time prior to the tender offer withdrawal date, direct the Trustee to withdraw some or all of the tendered shares, and the Trustee shall withdraw the directed number of shares from the tender offer prior to the tender offer withdrawal deadline. Prior to the withdrawal deadline, if any shares of the Company Stock not credited to Members' or former Members' Accounts have been tendered, the Trustee shall redetermine the number of shares of the Company Stock that would be tendered under this Section if the date of the foregoing withdrawal were the date of determination, and withdraw from the tender offer the number of shares of the Company Stock not credited to Members' or former Members' Accounts necessary to reduce the amount of tendered Company Stock not credited to Members' or former Members' Accounts to the amount so redetermined. A Member or former Member shall not be limited as to the number of directions to tender or withdraw that the Member or former Member may give to the Trustee.

       A direction by a Member or former Member to the Trustee to tender shares of the Company Stock reflecting the Member's or former Member's proportional interest in the Company Stock held in the Trust shall not be considered a written election under the Plan by the Member or former Member to withdraw, or have distributed, any or all of his withdrawable shares. The Trustee shall credit to each proportional interest of the Member or former Member



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from which the tendered shares were taken the proceeds received by the Trustee in exchange for the shares of the Company Stock tendered from that interest.

       (c) SHARES CREDITED. For all purposes of this Section 5.4, the number of shares of the Company Stock deemed "credited" to a Member's or former Member's Accounts as of the relevant date (the record date or the date specified in the tender offer) shall be calculated by reference to the number of shares reflected on the books of the transfer agent as of the relevant date. In the case of a tender offer, the number of shares credited shall be determined as of a date as close as administratively feasible to the relevant date.

       (d) CONVERSION. All provisions in this Article shall also apply to any securities received as a result of a conversion of the Company Stock.

       (e) NAMED FIDUCIARY. For purposes of ERISA, each Member or former Member shall be the named fiduciary for purposes of section 403(a)(1) of ERISA in connection with the exercise of voting and tender offer rights relating to shares of the Company Stock credited to his Accounts and any shares of the Company Stock not credited to his Accounts that may be affected by his voting or tender decision.

                                    ARTICLE 6
                                   ACCOUNTING

6.1    Valuation

       (a) The Trustee will determine the current fair market value of the assets and liabilities of the Trust Fund as of the end of each Valuation Date.

       (b) The fair market value of assets of the Trust Fund will be determined by the Trustee on the basis of such sources of information as it may deem reliable, including (but not limited to) information reported in (i) newspapers of general circulation,
              (ii) standard financial periodicals or publications, (iii) statistical and valuation services, (iv) records of securities exchanges, (v) reports of any Investment Manager, insurance company or financial institution that has issued an investment contract to the Trustee or brokerage firm deemed reliable by the Trustee, or (vi) any combination of the foregoing. If the Trustee is unable to value assets from such sources, it may rely on information from the Company, the Administrator, appraisers or other sources, and will not be liable for inaccurate valuation based in good faith on such information.

       (c) The Administrator may, for administrative purposes, establish unit values for one or more Investment Funds (or any portion thereof) and maintain the accounts setting forth each Member's interest in such Investment Fund (or any portion thereof) in terms of such units, all in accordance with such rules and procedures as the Administrator shall deem to be fair, equitable and administratively practicable. In the event that unit accounting is thus established for any Investment Fund, the value of a Member's interest in that Investment Fund (or any portion thereof) at any time shall be an amount equal to the then value of a unit in such Investment Fund (or any portion thereof) multiplied by the number of units then credited to the Member.

6.2    Records

       The Trustee will keep complete accounts of all investments, receipts and disbursements, other transactions hereunder, and gains and losses resulting from same. Such accounts will be sufficiently detailed to meet the Trustee's duties of reporting and disclosure required under applicable federal and state law. All accounts, books, contracts and records relating to the Trust Fund will be open to inspection and audit at all reasonable times by any person designated by the Administrator.

6.3    Reports

       (a) Within 90 days following the close of each Plan Year, and as otherwise directed by the Administrator, and within 90 days following the Trustee's resignation or removal under Article 8 of this Agreement, the Trustee will furnish the Administrator with a written report setting forth the transactions effected by the Trustee during the period since it last furnished such a report and any gains or losses resulting from same, any payments or disbursements made by the Trustee during such period, the assets of the Trust Fund as of the last day of such period (at cost and at fair market value), and any other information about the Trust Fund that the Administrator may reasonably request. The Trustee will certify the accuracy of the report if such certification is required by any applicable federal or state law or regulation.

       (b) Each report submitted pursuant to subsection (a) will be promptly examined by the Administrator. If the Administrator approves of such report, the Trustee will be forever released from any liability or accountability with respect to the propriety of any of its accounts or transactions so reported, as if such account had been settled by judgment or decree of a court of competent jurisdiction in which the Trustee, the Administrator, the Company, and all persons having or claiming any interest in the Trust Fund were made parties. The foregoing, however, is not to be construed to deprive the Trustee of the right to have its account judicially settled if it so desires.

       (c) The Administrator may approve of any report furnished by the Trustee under subsection (a) either by written statement of approval furnished to the Trustee or by failure to file a written objection to the report with the Trustee within 90 days of the date on which the Administrator receives such report.

                                    ARTICLE 7
               COMPENSATION, RIGHTS AND INDEMNITIES OF THE TRUSTEE

7.1    Compensation and Reimbursement

       (a) The Trustee will receive reasonable compensation for its services, including investment management services as provided in Section
              4.5 herein, as agreed upon in writing from time to time between the Administrator and the Trustee. The Trustee will, as part of its compensation for services provided to the Plan, receive the earnings from any uninvested cash awaiting investment into or distributions from the Trust Fund. The Trustee agrees to make every reasonable effort to prevent occurrences where cash to be invested is delayed from being invested upon receipt. The Client agrees that the Trustee may hold such uninvested cash without incurring any liability for the payment of earnings on such uninvested cash.

       (b) The Trustee will be reimbursed for all reasonable expenses it incurs in the performance of its duties under this Trust Agreement. In this regard, reasonable expenses include (but are not limited to) accounting, consulting, actuarial, valuation of assets and, subject to Section 5.1, legal fees for professional services related to the administration of the Plan and this Agreement.

       (c) Compensation and expenses payable under this Section 7.1 will be paid from the Trust Fund (and may be charged, if applicable, to an appropriate sub-account or subtrust), unless the Company pays such compensation and expenses directly to the Trustee. In addition, the Trustee is directed to pay compensation, expenses, or fees for other services provided to the Plan (including but not limited to recordkeeping services by American Express Trust) under separate agreement from the Trust Fund, unless the Company pays such compensation, and expenses or fees. The Company in its discretion may reimburse the Trust Fund for any compensation and expenses paid from the Trust Fund.

       (d) In the event the Company files or declares bankruptcy, the Company authorizes the Trustee to make payment from the Trust Fund for any and all fees, expenses or other forms of compensation due under this Section whether or not the fees, expenses or other forms of compensation were earned but not yet paid prior to or after the bankruptcy filing.

7.2    Rights of the Trustee

       (a) Whenever in the administration of the Plan a certification or direction is required to be given to the Trustee, or the Trustee deems it necessary that a matter be approved prior to taking, permitting or omitting any action hereunder, such certification or direction will be fully made, or such matter may be deemed to be conclusively approved, by delivery to the Trustee of an instrument signed either (i) in the name of the Company by its Secretary or Assistant Secretary; or (ii) unless the matter concerns the authority of the Administrator, in the name of the Administrator by the Chairman, Secretary, or any one of the members of the Committee who were delegated the authority by the Committee; and the Trustee, when acting in good faith, may rely upon such instrument to the extent permitted by law. Notwithstanding the foregoing, the Trustee may in its sole discretion accept such other evidence of a matter or require such further evidence as may seem reasonable to it, in lieu of such instrument. The Trustee will be protected in acting in good faith upon any notice, resolution, order, certificate, opinion, telegram, letter or other document believed by the Trustee to be genuine and to have been signed by the proper party or parties, and may act thereon without notice to a Member, former Member, or Beneficiary.

       (b) The Company will provide the Trustee with specimen signatures of the Administrator and its delegates and the current authorized signers of each Investment Manager. The Trustee will be entitled to rely in good faith upon any directions signed by the Administrator or its appointed delegate, or by any authorized signer of an Investment Manager, and will incur no liability for following such directions in good faith.

       (c) The Trustee may accept communications by photostatic teletransmissions with duplicate or facsimile signatures as a delivery of such communications in writing until notified in writing by the Administrator or the Investment Manager that the use of such devices is no longer authorized.

7.3    Indemnification for Following Direction

       Upon demand, the Company will immediately indemnify and hold harmless the Trustee from all losses or liabilities, costs and expenses (including reasonable attorneys' fees) to which the Trustee may be subject by reason of any acts taken in good faith in accordance with directions or instructions from the Company, Administrator, an Investment Manager (other than the Trustee acting in such capacity) or their delegates, Members, former Members, or Beneficiaries, or acts omitted in good faith due to absence of directions from the Company, the Administrator, an Investment Manager (other than the Trustee acting in such capacity), Members, former Members, or Beneficiaries unless such loss or liability is due to the Trustee's negligence or willful misconduct. This Section
       7.3 shall survive the termination of this Trust Agreement.

7.4    Limitation of Liability of Trustee

       (a) If the Trustee makes a written request for directions from the Company, the Administrator or an Investment Manager, the Trustee may await such directions without incurring liability. The Trustee has no duty to act in the absence of such requested directions, but may in its discretion take such action as it deems appropriate to carry out the purposes of this Agreement.

       (b) The Trustee is not responsible for determining the adequacy of the Trust Fund to meet liabilities under the Plan, and is not liable for any obligations of the Plan or the Trust Fund in excess of the assets of the Trust Fund.

       (c) The Company indemnifies and holds the Trustee harmless from and against all taxes, expenses (including reasonable attorney fees), liabilities, claims, damages, actions, suits or other charges incurred by or assessed against the Trustee resulting directly or indirectly from any act or omission of a predecessor trustee or other entity acting as a fiduciary.

7.5    Undertaking for Costs

       The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder, or in the exercise of any of its rights or powers as trustee. In the event that the Trustee must commence or defend any action, administrative, judicial or otherwise, the Trustee may retain professionals including legal or financial advisors to represent the Trustee in its capacity as Trustee hereunder. The Company shall promptly pay for the entire cost to retain such professionals. In the event Company does not pay for the cost to retain such professionals, such costs will be paid from the Trust Fund.

7.6    Necessary Parties to Legal Actions

       Except as required by Section 502(h) of ERISA, only the Company, the Administrator and the Trustee will be considered necessary parties in any legal action or proceeding with respect to the Trust Fund, and no Member, former Member, Beneficiary or other person having an interest in the Trust Fund will be entitled to notice. Any judgment entered on any such action or proceeding will be binding on all persons claiming under the Trust. Nothing in this Section 7.6 is intended to preclude a Member, former Member, or Beneficiary from enforcing his or her legal rights.

7.7    Binding Arbitration

       Any unresolved controversy arising out of, or relating to, this Agreement or the breach thereof, shall be settled by binding arbitration, conducted pursuant to the Federal Arbitration Act, before an independent arbitration panel which shall be mutually agreed upon by the parties. In the event the parties are unable to agree upon a suitable independent arbitration panel, arbitration shall be before the American Arbitration Association ("AAA"). The arbitration panel shall consist of three members, one selected by American Express Trust, one selected by the Company and the third selected by the two arbitrators. The decisions made by a majority of the panel shall be final and binding on the parties. Such judgment may be entered and enforced in any court of competent jurisdiction.

                                    ARTICLE 8
                      RESIGNATION OR REMOVAL OF THE TRUSTEE

8.1    Resignation

       The Trustee may resign at any time by delivering to the Company a written notice of resignation, to take effect not less than 60 days after delivery, unless such time period is waived by the Company.

8.2    Removal

       The Company may remove the Trustee at any time by delivering to the Trustee a written notice of removal. Such removal will take effect no less than 60 days after delivery of such notice to the Trustee, unless such time period is waived by the Trustee.

8.3    Successor Trustee

       Upon the resignation or removal of the Trustee, the Company will appoint a successor trustee, which may accept such appointment by execution of a written instrument. In the event that no successor trustee is appointed, or accepts appointment, by the time that the resignation or removal of the Trustee is effective, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor trustee or for instructions. Any expenses incurred by the Trustee in connection with said application will be paid from the Trust Fund as an expense of administration.

8.4    Settlement

       After delivery of notice of the Trustee's resignation or removal, the Trustee is entitled to a settlement of its account from the Trust Fund unless otherwise paid by the Company.

8.5    Transfer to Successor Trustee

       Upon settlement of the Trustee's account, the Trustee will transfer to the successor trustee the Trust Fund as it is then constituted and true copies of its records relevant to the Trust Fund. Upon the transfer of Trust Fund assets, the Trustee's responsibilities under this Agreement will cease and the Trustee will be discharged from further accountability for all matters embraced in its settlement with respect to those assets, provided, however, that the Trustee executes and delivers the documents and written instruments which are necessary to transfer and convey the right, title and interest in such Trust Fund assets, to the successor trustee. If fees and expenses are outstanding on the settlement date, the Trustee is authorized to reserve assets in an amount equal to any fees or expenses outstanding.

8.6    Duties of the Trustee Prior to Transfer to Successor Trustee

       The Trustee's powers, duties, rights and responsibilities under this Agreement will continue, with respect to those Trust Fund assets held by the Trustee, until the date on which the transfer of the Trust Fund assets and delivery of the related documents to the successor trustee under Section 8.5 is completed. The successor trustee will neither be liable or responsible for any act or omission to act with respect to the operation or administration of the Trust Fund under this Agreement prior to the date it receives any Trust Fund assets and related documents, nor be under any duty or obligation to audit or otherwise inquire into or take any action concerning the acts or omissions of the Trustee or any predecessor trustee.

8.7    Powers, Duties and Rights of the Successor Trustee

       Upon its receipt of assets of the Trust Fund and the documents related thereto, the successor trustee will become vested with all the estate, power, duties and rights of the Trustee under this Agreement with respect to such assets with the same effect as though the successor trustee were originally named as Trustee hereunder.

                                    ARTICLE 9
                            AMENDMENT AND TERMINATION

9.1    Amendment

       The Company through its Board of Directors, reserves the right at any time and from time to time to amend, retroactively, if necessary, in whole or in part, any or all of the provisions of this Agreement by notice thereof in writing delivered to the Trustee, provided that no such amendment which affects the rights, duties, liabilities or responsibilities of the Trustee may be made without its consent and provided further that no such amendment shall authorize or permit any part of the corpus or income of the Trust Fund to be used or diverted to purposes other than for the exclusive benefit of Members, former Members, and Beneficiaries, or permit any portion of the Trust Fund to revert to or become the property of the Company, except as otherwise provided under ERISA.

9.2    Termination

       This Agreement and the Trust may be terminated at any time by the Board of Directors of the Company, and this Agreement and the Trust shall terminate in the event that a corporate successor to the Company notifies the Trustee in writing within ninety (90) days following the date it becomes the corporate successor that it does not intend to become a party to this Agreement. In the event of the termination of the Trust as provided herein, the Trustee shall dispose of the Trust Fund in accordance with the written directions of the Company and upon its certification that such direction is in accordance with the terms of the Plan, except that the Trustee may reserve such reasonable amounts as the Trustee may deem necessary for outstanding and accrued charges against the Plan including Trustee's expenses. If the Company fails to provide the Trustee with written directions regarding disposition of the Trust Fund, the Trustee may apply to a court of competent jurisdiction for directions as to the disposal of the Trust Fund. Upon termination of this Trust, the Trustee shall continue to have all of the powers provided in this Agreement as are necessary or desirable for the orderly liquidation and distribution of the Trust Fund.

                                   ARTICLE 10
                                  MISCELLANEOUS

10.1   Successors and Assigns

       This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns. No assignment (as defined in the Investment Advisors Act of 1940) of this Agreement shall be made by the Trustee without the written consent of the Company; provided, however, that the Trustee may assign this Agreement to the parent company of the Trustee or to a wholly-owned subsidiary of such parent company if such company is organized and chartered as a trust company. Company agrees to promptly notify Trustee in the event there is a corporate successor to the Company.

10.2   Governing Law

       This Agreement will be construed and governed in all respects in accordance with applicable federal law, and, to the extent not preempted by such federal law, in accordance with the laws of the State of Minnesota.

10.3   Notices

       All notices required to be given pursuant to this Agreement shall be in writing and delivered first class U.S. mail, postage prepaid or by telecopy, telex or facsimile addressed to the appropriate party(ies) at their respective address set forth below, or at any other address of which a party shall have notified the other parties in writing.

       (a)        If to American Express Trust:
                  American Express Trust
                  Attn: Account Team for The Men's Wearhouse, Inc. 401(k)
                        Savings Plan
                  1977 AXP Financial Center
                  Minneapolis, MN 55474

       (b)        If to Company:
                  The Men's Wearhouse, Inc.
                  40650 Encyclopedia Circle
                  Fremont, CA 94538-2453

10.4   Allocation of Responsibility

       The responsibilities and obligations of the Trustee shall be strictly limited to those set forth in this Agreement. Except to the extent imposed by ERISA, no fiduciary of the Plan shall have the duty to question whether any other fiduciary is fulfilling all of the responsibility imposed upon such other fiduciary by ERISA or by any regulations or rulings issued thereunder. The Trustee shall not be responsible in any way or any manner in which the Company or the Administrator carry out their respective responsibilities under this Agreement or, more generally, under the Plan.

10.5   Execution of Agreement

       This Agreement may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

10.6   ERISA Bond

       Company hereby represents and warrants that it has obtained a fidelity bond that complies with the bonding provisions of Section 412 of ERISA and that the bond covers every fiduciary of the Plan and every person who handles funds or other property of the Plan including the Trustee and its agents, if any.

10.7   Loans to Members

       Loans to Members as provided for in the Plan shall be granted and administered by the Administrator. The Trustee shall distribute cash to such Members who are granted loans in such amount and at such times as the Administrator shall from time to time direct in writing or by any other method authorized by the Administrator. Loan payments collected by the Administrator shall be forwarded to the Trustee. The amount of such loans shall be carried by the Trustee as an asset of the trust equal to the combined unpaid principal balance of all Members. The Trustee shall rely conclusively upon the determination of the Administrator with respect to the amount of the combined unpaid principal balance of all Members. The Trustee shall have no responsibility (1) to ascertain whether a loan complies with the provisions of the Plan, (2) for the decision to grant a loan, or (3) for the collection and repayment of a loan. Notwithstanding the foregoing, a loan to a Member shall be a Member directed investment of his Account. The loan is a Trust investment but no Account other than the borrowing Member's Account shall share in the interest paid on the loan or bear any expense or loss incurred because of the loan. All principal and interest paid on the loan shall be credited to the Member's Loan Account. Such payments shall be transferred from the Loan Account and credited to the Member's Account.

10.8   Severability

       If any provisions of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and this Agreement shall be construed and enforced as if such provision, to the extent invalid or unenforceable had not been included.

10.9   Effective Date

       The effective date of this Agreement shall be January 1, 2001.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

THE MEN'S WEARHOUSE, INC.                         AMERICAN EXPRESS TRUST COMPANY

By: /s/ NEILL P. DAVIS                            By: /s/ DAN SHOEMAKER
    ---------------------------                       --------------------------

Title: Senior Vice President,                     Title: Vice President Senior
       ------------------------                          -----------------------
       Chief Financial Officer                           Trust Officer
       ------------------------                          -----------------------
       and Treasurer
       ------------------------

                                    EXHIBIT A


Pursuant to Section 4.5, the Company hereby appoints American Express Trust to serve as an Investment Manager for the following Investment Funds:

American Express Trust Equity Index Fund II
American Express Trust Money Market Fund I